Provisions	12 Months Ended
Dec. 31, 2018
Disclosure Of Other Provisions [Abstract]
Provisions

24 Provisions

Accounting policy

Provisions are recognised when a present obligation exists as a result of a past event, the obligation is reasonably estimable, and it is probable that settlement will be required. Provisions are measured at the best estimate of the expenditure required to settle the obligation at the statement of financial position date.

	2018 £m	Restated 2017 £m
At start of year	63	86
Utilised	(14)	(17)
Exchange translation differences	2	(6)
Total	51	63

The Group has exposures to shortfalls in respect of certain property leases for periods up to 2024. Provisions are recognised for net liabilities expected to arise on the exposures relating to non-rent costs on these properties.

At 31 December 2018, provisions are included within current and non-current liabilities as follows:

	2018 £m	Restated 2017 £m
Current liabilities	15	12
Non-current liabilities	36	51
Total	51	63